                         OPPENHEIMER SELECT MANAGERS
                     Mercury Advisors S&P 500 Index Fund

                   Supplement dated October 15, 2003 to the
                       Prospectus dated March 28, 2003

As of October  13,  2003,  the Fund will not invest  100% of its assets in the
Master S&P 500 Index Series of the  Quantitative  Master Series Trust but will
instead  invest  directly  in  the  types  of  securities   described  in  the
Prospectus. In connection with that change, OppenheimerFunds,  Inc. has become the Adviser of OSM - Mercury  Advisors S&P 500 Index Fund. Accordingly, the
Prospectus is changed as follows:

1.    The first  paragraph under "What Does the Fund Mainly Invest In? on page
3 is deleted in its entirety.

2.    All  references  to the "Master  Fund" are changed to be the "Fund," and all references to "Advisor" shall refer to OppenheimerFunds, Inc.

3.    The section "Risks of  Non-Diversification"  on page 6 is deleted in its entirety.

4.    The fourth and fifth  sentences  under "Main Risks of  Investing  in the
Fund - How  Risky  is the  Fund  Overall?"  on  page 6 are  deleted  in  their entirety.

5.    The second and third  sentences under "Fees and Expenses of the Fund" on page 8 are replaced with the following  sentence:  "The Fund pays a variety of expenses directly for management of its assets,  administration,  distribution of its shares and other services."

October 15, 2003                                              PS0505.020